For Asset Allocation

FOUNDATION FUNDS
GROWTH PORTFOLIO
BALANCED PORTFOLIO
INCOME PORTFOLIO

service and guidance

professional management

1998
Annual Report

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London
goals

A TRADITION OF SOUND INVESTING

                                   commitment
                                     A Commitment
                                     To Our Investors

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include equity and fixed-income mutual funds.
   Headquartered in Philadelphia with an international affiliate in London, the Delaware organization has managed domestic stock and bond mutual fund portfolios since 1938 and international investments since 1990.
   Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

FUND OBJECTIVES
GROWTH PORTFOLIO
To seek long-term capital growth.

BALANCED PORTFOLIO
To seek capital appreciation with current income as a secondary objective.

INCOME PORTFOLIO
To seek a combination of current income and preservation of capital with capital appreciation.

Table of Contents
LETTER TO SHAREHOLDERS                 Page  1
PORTFOLIO MANAGER'S REVIEW             Page  3
FOUNDATION FUNDS POSITIONING           Page  4
FUND ALLOCATIONS                       Page  7
PERFORMANCE SUMMARY                    Page  8
STATEMENTS OF NET ASSETS               Page  9
FINANCIAL HIGHLIGHTS                   Page 15

asset
   allocation

tradition

October 16, 1998

                                                                      for asset
                                                                      allocation
                                                                          1

Dear Shareholder:

FOUNDATION FUNDS' INAUGURAL FISCAL year was completed on September 30, 1998. During the Funds' initial nine months of operations, U.S. and global financial markets weakened substantially as economic and financial problems gripped developing countries. This past summer, the placid, mid-1990s era of easy capital appreciation turned into turbulent waters for most equity investors.
   The Funds' total returns for fiscal 1998 were disappointing. We faced the difficult task of building long-term portfolios during a period of heightened short-term stock market volatility, rapidly rising investment grade bond prices and increasing credit risks for high-yield bonds. We met the challenge by sticking with time-tested asset allocation approaches that we believe have the potential to provide rewarding long-term fruit for investors.
   Below, we compare the Funds' performance since December 1997 with that of unmanaged indexes representing different asset classes. Despite substantial losses in August and September, the Standard & Poor's 500 Index, an unmanaged index of large, blue chip stocks, rose +6.02% for the nine months ended September 30 with dividends reinvested. To put third quarter losses in perspective, consider that

--------------------------------------------------------------------------------
We faced the difficult task of building long-term portfolios during a period of heightened short-term stock market volatility, rapidly rising investment grade bond prices and increasing credit risks for high-yield bonds.
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                             December 31, 1997
Foundation Funds                                           to September 30, 1998
--------------------------------------------------------------------------------
Growth Portfolio A Class                                           -3.88%
Balanced Portfolio A Class                                         -3.68%
Income Portfolio A Class                                           -1.21%
--------------------------------------------------------------------------------
Unmanaged Equity Indexes
Standard & Poor's 500 Index                                        +6.02%
Morgan Stanley Europe, Australia and Far East (EAFE) Index         -0.34%
Russell 2000 Index                                                -16.21%
Morgan Stanley Emerging Markets Free Index                        -36.72%
--------------------------------------------------------------------------------
Unmanaged Fixed Income Indexes
Lehman Brothers Aggregate Bond Index                               +8.32%
Salomon Brothers High Yield Bond Index                             +0.96%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of distributions. See page 8 for portfolio performance for all Classes. Performance of other Fund classes varies due to different expenses. The Russell 2000 Index is an unmanaged measure of 2000 smaller companies as compiled by the Frank Russell Co. The Morgan Stanley EAFE index is an unmanaged measure of international stocks in established markets. The Morgan Stanley Emerging Markets Free Index is an unmanaged measure of international stocks in emerging markets. The Lehman Brothers Aggregate Bond Index is an unmanaged measure of investment grade domestic bonds. The Salomon Brothers High Yield Bond Index is an unmanaged measure of lower rated domestic corporate bonds. Past performance does not guarantee future results.

for asset
allocation
    2

the S&P 500 rose +17.7% during the first six months of calendar 1998.
   A similar story unfolded in foreign equity markets. The Morgan Stanley EAFE Index, an unmanaged index of international stocks in established markets, saw its six-month return of +15.1% as of June 30 erode to -0.34% by September 30. Emerging market stocks, meanwhile, also suffered substantial losses.
   Beginning with the dog days of August, many investors who had chased the largest, fastest growing stocks learned about investment risk the hard way. Some took a "hold and see" approach, while others simply fled the market, incurring substantial capital losses.
   We contend that diversification is the most sensible path to building wealth over the long term because it helps reduce volatility. In our view, asset allocation can be more important to the long-term performance of an investment than choosing specific securities or trying to "time" the markets. Diversification is the basis of each of the Foundation Funds' portfolios.
   Since we reported to you in April, the three Foundation Funds' portfolios remained invested in a diversified mix of Delaware Investments' mutual funds, representing three asset classes: U.S. stocks, foreign stocks and U.S. fixed income securities. As of September 30, foreign bonds were absent from the portfolios. We felt this asset class offered little added value to compensate investors for possible currency fluctuations.
   On the pages that follow, J. Paul Dokas, Foundation Funds' manager, reviews the economic and market events of the past nine months, and how these events influenced the strategic asset mixes and mutual fund allocations of the three portfolios.
   We thank you for choosing Foundation Funds for your long-term investment program, and we look forward to reporting to you again next spring.

Sincerely,


/s/   WAYNE A. STORK
--------------------------
WAYNE A. STORK
Chairman

/s/   JEFFREY J. NICK
--------------------------
JEFFREY J. NICK
President and Chief Executive Officer

About Foundation Funds' Portfolio Manager

J. Paul Dokas has more than a decade of investment experience. Prior to joining Delaware Management Company in February 1997, he was a Director of Trust Investments for Bell Atlantic Corp.'s $20 billion pension fund. Mr. Dokas holds an MBA from the University of Maryland and a bachelor's degree in business from Loyola College. He is a Chartered Financial Analyst.

                                                                     for asset
                                                                    allocation
                                                                         3
Portfolio Manager's Review

J. PAUL DOKAS
Vice President/Senior Portfolio Manager
October 16, 1998

U.S. STOCKS STIFLED BY
GLOBAL FINANCIAL CRISIS
AS WE LAUNCHED FOUNDATION FUNDS ON
the eve of 1998, the U.S. economy was entering its eighth consecutive year of expansion. Fueled by low interest rates and benign inflation, the economy grew at an annual rate of 5.4% in the first calendar quarter, only the fourth time in history that growth exceeded 5%. Second quarter economic growth came in lower at 1.8%, due to cut backs in purchases of U.S. goods by foreign consumers and businesses.
   With this supportive backdrop, the stocks of large U.S. companies continued to post tremendous returns as investors poured money into U.S. equities. By June 30, the S&P 500 had risen 18% for the year. The ebullient market environment ended in late July, however, as investors became increasingly concerned that U.S. markets might be affected by global economic weakness. This initiated a sell-off in the broad stock market that made daily headlines through the third quarter.
   By early October, the Federal Reserve's Open Market Committee decided to reduce its target for short-term interest rates, citing "increasing weakness in foreign economies and less accommodative financial conditions domestically." The federal funds rate (the interest rate charged between banks for overnight loans) was lowered by 50 basis points (0.50%) to 5%. Some analysts anticipate that the Federal Reserve may further reduce its target for short-term interest rates again by year's end.

A CHAIN REACTION IN INTERNATIONAL MARKETS
Reports of the growing severity of Japan's economic and banking crisis spawned economic troubles elsewhere in the world, including other East Asian economies. In mid-August, Russia faced a renewed financial crisis stemming from heightened perceptions of credit risk. And, most recently, global turmoil has been pressuring several Latin American economies.
   In a September 30 report, The International Monetary Fund (IMF), which forecasts world economic growth, lowered

SOME ANALYSTS ANTICIPATE THAT THE FEDERAL RESERVE MAY FURTHER REDUCE ITS TARGET FOR SHORT-TERM INTEREST RATES AGAIN BY YEAR'S END.

overview
for asset
allocation
    4

its projections for world growth in 1998 and 1999 because of global economic turmoil. The revised growth projection for 1998 is 2% and for 1999 is 2.5%. The IMF stated that "international economic and financial conditions have deteriorated considerably in recent months, and chances of any significant improvement in 1999 have also diminished."

U.S. BOND PRICES SOAR,
YIELDS HIT NEW LOW
The silver lining in the cloud over the U.S. equity market is that long-term U.S. Treasury bonds remained a strong investment, returning +7.89% for the third quarter. As investors sought a safe haven from stock price volatility, cash flows shifted toward U.S. Treasury securities. This `flight to safety' boosted U.S. government bond prices, and conversely drove bond yields to historic lows.
   For the first time in recent history, the yield on the 30-year U.S. Treasury bond broke the 5% mark, dropping from 5.92% in January to 4.97% on September 30. As of mid-October, yields on all other Treasury maturities fell as well in response to the Federal Reserve's 50 basis point cut in short-term interest rates.

FOUNDATION FUNDS POSITIONING
GROWTH PORTFOLIO
Between March 31 and September 30, we increased Growth Portfolio's equity mutual fund allocation to 89.6% of net assets from 58.6%. This repositioning contributed to the portfolio's negative return for the period as stock prices fell substantially. We re-allocated some of Growth Portfolio's international stock fund holdings to four domestic stock funds: Decatur Total Return Fund and U.S. Growth Fund (which both focus on large companies); Aggressive Growth Fund (which invests in companies of all sizes) and Small Cap Value Fund (which focuses on smaller, undervalued companies).
   In our view, this summer's plunge in U.S. stock prices and surge in Treasury bond prices has made domestic equities a more growth

Foundation chart data

How Different Asset Classes Fared During 1998
Total Return December 31, 1997 to September 30, 1998

             Morgan Stanley         Merrill Lynch
            Europe Australia          High Yield      Standard & Poor's
             Far East Index           Bond Index         500 Index

Dec. '97           0   %                 0   %            0   %
Jan. '98           0.87%                 1.46%            1.10%
Feb. '98           1.60%                 1.88%            8.39%
Mar. '98           1.28%                 2.79%           13.94%
Apr. '98           1.08%                 3.27%           15.08%
May  '98           1.85%                 3.94%           13.11%
Jun. '98           1.25%                 4.51%           17.70%
Jul. '98           1.13%                 5.10%           16.45%
Aug. '98           1.53%                 0.57%           -0.37%
Sep. '98          +1.65%                +0.77%           +6.02%



Past performance does not guarantee future results. Index results do not represent past or future performance of any Delaware Investments mutual fund.
Source: Bloomberg Business News.

                                                                      for asset
                                                                      allocation
                                                                           5

attractive asset class for long-term investors than U.S. government securities. Since the 1920s, U.S. stocks have provided average annual returns of approximately 10% per year, according to Ibbotson Associates, and we believe the stock market's recent volatility signals a resumption of this historical pattern. At the same time, we believe the total return potential from government bonds has become more limited as yields have fallen below 5%.
   Of the equity position, approximately 17% of the Growth Portfolio's assets were invested in small company stocks, which lagged the broader market in 1998. We believe this overweighting is prudent given what we believe are relatively strong earnings prospects for small company stocks. We sold our 3% position in REIT Fund this summer to focus more heavily on mutual funds investing in small industrial and consumer stocks.
   Selected small company stocks currently offer attractive value compared to large company stocks, in our view. Historically, small company stocks have offered much lower dividend yields than large company stocks. However, as of September 30 the dividend yield of the S&P 500 and Russell 2000 Indexes were nearly identical. We see this as a sign of small company stocks' capital appreciation potential.

Balanced Portfolio
As we implemented a long-term investment strategy during the second half of fiscal 1998, we gradually reduced the Balanced Portfolio's cash position from 6.3% in March to 1.5% as of September 30. We also sold a 2.8% position in REIT Fund that the portfolio held in the spring. We reallocated these assets to other domestic stock funds. This included a 13.2% position in Aggressive Growth Fund and Small Cap Value Fund. Like the Growth Portfolio, we increased the Balanced Portfolio's small company stock allocation to tap the market's long-term capital appreciation potential.

balance

A DIVERSIFIED PORTFOLIO:
ATTRACTIVE RETURNS AND A REDUCED RISK PROFILE
10 YEARS ENDED SEPTEMBER 30, 1998

                                                   Average Annual     Annual
                                                   Total Returns    Volatility

Standard & Poor's 500 Index                           +16.3%         15.0%
Lehman Brothers Aggregate Bond Index                  +10.1%          6.8%
Morgan Stanley Europe Australia Far East Index        +12.7%         17.4%
Diversified Portfolio*                                +14.7%         11.6%

*A mix of 60% S&P 500 Index, 20% Morgan Stanley EAFE Index and 20% Lehman Brothers Aggregate Bond Index. Past performance does not guarantee future results. Volatility is measured by standard deviation. This illustration of unmanaged indexes is not intended to represent the performance or potential volatility of any Foundation Fund portfolio. Source: Ibbotson Associates.

for asset
allocation
    6

   In fiscal 1998, the Balanced Portfolio underperformed the average of mutual funds investing in a combination of stocks and bonds because the Portfolio had a higher-than-average weighting in funds investing in international and small cap securities, two asset classes that have performed poorly this year.
   The Balanced Portfolio also suffered because we allocated more assets to domestic equity funds employing a value investment discipline than funds employing growth strategies. Returns from growth style investments significantly outperformed value investments for the nine-month period ended September 30.
   As of September 30, investments in U.S. Government Fund and Delchester Fund totaled 28.2% of net assets. Our position in U.S. Government Fund helped the Balanced Portfolio's fiscal 1998 performance by preserving capital this past summer. Our Delchester position provided high income, but lost principal value in August as investors grew concerned about the credit risks of the high-yield bond market.

Income Portfolio
As we entered the summer of 1998, we had allocated more than 40% of the Income Portfolio's net assets to U.S. and overseas equity markets, a percentage that was near the high end of our equity target range. While we believe this made sense in the context of a long-term investment strategy, our allocation decision negatively affected the Portfolio's short-term returns, resulting in a net loss for fiscal 1998.
   As of September 30, equities represented nearly half of the portfolio's net assets. We remain comfortable with this positioning. As we noted six months ago, research conducted by the University of Pennsylvania's Wharton School of Business showed that allocating as much as 45% of an income portfolio to stocks can provide higher total return without any more portfolio volatility than long-term bonds.

income

Dividend Yield

A SIGNAL OF EQUITY VALUE:
RELATIVELY HIGH YIELDS FROM SMALL STOCKS
SEPTEMBER 30, 1995 TO SEPTEMBER 30, 1998





            Standard & Poor's       Russell
                500 Index          2000 Index

Sep. '95           2.33%              1.46%
Sep. '96           2.11%              1.5%
Sep. '97           1.60%              1.1%
Sep. '98           1.57%              1.5%


Source: Bloomberg Business News. This illustration is not intended to represent the current SEC yield of any Delaware Investments mutual fund.

                                                                      for asset
                                                                      allocation
                                                                          7

   As of year's end, we held a small position (2.3%) in REIT Fund because we believe real estate offers attractive long-term income potential. The balance of the Income Portfolio's assets were allocated as follows: 48% to U.S. government and high-yield bonds - using U.S. Government and Delchester Fund - and 3.4% in short-term cash equivalents. Over time, we believe that high yield bonds have the potential to offer solid returns compared to other asset classes.
   Two international funds previously held in the portfolio - Global Bond Fund and Emerging Markets Fund - were sold to increase investments in U.S. stock and bond funds. U.S. securities were generally more appealing since August, than foreign securities. Our one remaining international investment as of September 30 was International Equity Fund, at 5.1% of portfolio assets.

SUMMARY OUTLOOK
If the financial markets' volatility over the past few months taught investors anything, it is that reward cannot be separated from risk. We stand firm in our belief that a diversified portfolio of U.S. and foreign stocks and bonds can serve as a prudent recipe for achieving consistent returns over time at lower levels of portfolio volatility. This philosophy, of course, is the premise of the Foundation Funds' portfolios.
   As we begin Foundation Funds' 1999 fiscal year, we believe that more investors are beginning to see the potential benefits of portfolio diversification and the tempering role of fixed-income investments. History has shown that keeping one's eggs in many baskets is the best way to guard against a sudden crack in any one basket.

outlook

FUND ALLOCATIONS
-----------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 1998
                                                                          Growth     Balanced      Income
Fund                                           Type/Style                Portfolio    Portfolio   Portfolio
-----------------------------------------------------------------------------------------------------------
Decatur Total Return Fund                  Large-Cap Value Stocks          28.8%        23.3%       17.3%
-----------------------------------------------------------------------------------------------------------
U.S. Growth Fund                          Large-Cap Growth Stocks          28.5%        23.5%       17.4%
-----------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                    Multi-Cap Growth Stocks           9.9%         6.1%        3.8%
-----------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       Small-Cap Value Stocks           6.9%         7.1%        2.5%
-----------------------------------------------------------------------------------------------------------
REIT Fund                                      Real Estate Stocks           0            0           2.3%
-----------------------------------------------------------------------------------------------------------
International Equity Fund                           Non-US Stocks          13.2%         8.2%        5.2%
-----------------------------------------------------------------------------------------------------------
Emerging Markets Fund                   Developing Country Stocks           2.0%         2.1%        0
-----------------------------------------------------------------------------------------------------------
Delchester Fund                        High-Yield Corporate Bonds           5.0%        14.0%       23.9%
-----------------------------------------------------------------------------------------------------------
U.S. Government Fund                       Mortgages & Treasuries           5.0%        14.2%       24.2%
-----------------------------------------------------------------------------------------------------------
Cash Equivalents                                                            0.7%        1.5%         3.4%
-----------------------------------------------------------------------------------------------------------

All portfolio holdings are institutional class shares of each Fund.

A major reason for the Funds' weak performance this year has been their exposure to small U.S. and emerging market stocks. The average combined exposure to these categories during the period had been roughly 10%, 15% and 20%, respectively, in the Income, Balanced, and Growth Portfolios.

for asset
allocation
   8

Performance Summary


Performance of a $10,000 Investment
December 31, 1997 to September 30, 1998



               Lehman Brothers
                  Aggregate      Standard & Poor's     Income Portfolio     Balanced Portfolio   Growth Portfolio
                  Bond Index         500 Index              A Class               A Class             A Class
                  ----------         ---------              -------               -------             -------

Dec. '97           $10,000            $10,000               $ 9,508              $ 9,508              $ 9,508
Jan. '98           $10,128            $10,111               $ 9,541              $ 9,508              $ 9,508
Feb. '98           $10,120            $10,840               $ 9,821              $ 9,899              $10,056
Mar. '98           $10,154            $11,395               $10,067              $10,235              $10,492
Apr. '98           $10,201            $11,510               $10,101              $10,280              $10,559
May '98            $10,305            $11,312               $ 9,978              $10,067              $10,257
Jun. '98           $10,393            $11,771               $10,029              $10,135              $10,336
Jul. '98           $10,414            $11,646               $ 9,961              $ 9,944              $10,123
Aug. '98           $10,584            $ 9,962               $ 9,162              $ 8,810              $ 8,714
Sep. '98           $10,832            $10,602               $ 9,311              $ 9,078              $ 9,059


Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of each Portfolio will vary due to differing charges and expenses. Past performance does not guarantee future results. Performance for the short time shown may not be indicative of future results. Effective November 2, 1998, the maximum sales charge on Class A shares was raised from 4.75% to 5.75% for investments of less than $50,000 made after this date.


FOUNDATION FUNDS PERFORMANCE
LIFETIME CUMULATIVE RETURNS
-------------------------------------------------------------------------------------------
DECEMBER 31, 1997 THROUGH SEPTEMBER 30, 1998

                          Growth Portfolio       Balanced Portfolio        Income Portfolio
Class A (Est. 12/31/97)
   Excluding Sales Charge       -3.88%                -3.68%                   -1.21%
   Including Sales Charge       -9.42%                -9.23%                   -6.91%
-------------------------------------------------------------------------------------------
Class B (Est. 12/31/97)
   Excluding Sales Charge       -4.24%                -4.02%                   -1.56%
   Including Sales Charge       -9.02%                -8.80%                   -6.43%
-------------------------------------------------------------------------------------------
Class C (Est. 12/31/97)
   Excluding Sales Charge       -4.24%                -3.90%                   -1.56%
   Including Sales Charge       -5.19%                -4.86%                   -2.53%
-------------------------------------------------------------------------------------------
Institutional Class*            -3.77%                -3.56%                   -1.10%

Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Results include the effect of sales charges as shown below. Lifetime performance for B and C shares excluding sales charge assumes contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Performance for the short time shown may not be indicative of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

*Available without sales charge or asset-based distribution charges only to eligible institutional accounts.

                                                          for asset allocation 9

Financial Statements

DELAWARE GROUP FOUNDATION FUNDS
GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998

                                                         NUMBER OF     MARKET
                                                            SHARES      VALUE
                                                         ---------     ------
INVESTMENT COMPANIES - 99.32%
EQUITY FUNDS - 89.31%
Delaware Group Adviser Funds, Inc. -
   U.S. Growth Fund ...................................    39,631    $443,071
Delaware Group Equity Funds II, Inc. -
   Decatur Total Return Fund ..........................    26,108     447,225
Delaware Group Equity Funds V, Inc. -
   Small Cap Value Fund ...............................     4,484     107,250
Delaware Group Global & International Funds, Inc. -
   Emerging Markets Series ............................     5,412      31,064
Delaware Group Global & International Funds, Inc. -
   International Equity Series ........................    14,912     204,437
Voyageur Mutual Funds III, Inc. -
   Aggressive Growth Fund .............................     8,950     154,480
                                                                 ------------
                                                                    1,387,527
                                                                 ------------
FIXED INCOME FUNDS - 10.01%
Delaware Group Government Fund, Inc. -
   Government Income Series ...........................     9,795      78,166
Delaware Group Income Funds, Inc. -
   Delchester Fund ....................................    12,943      77,397
                                                                 ------------
                                                                      155,563
                                                                 ------------
Total Investment Companies (cost $1,690,918) ..........             1,543,090
                                                                 ------------

                                                        PRINCIPAL
                                                           AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 2.00%
With Chase Manhattan 5.35% 10/01/98
   (dated 09/30/98, collateralized by $5,000
   U.S. Treasury Notes 5.375% due 01/31/00,
   market value $5,283 and $1,000 U.S. Treasury
   Notes 5.875% due 08/31/99, market value
   $1,498 and $4,000 U.S. Treasury Notes 6.75%
   due 04/30/00, market value $4,767) .................   $11,300      11,300
With J.P. Morgan Securities 5.25% 10/01/98
   (dated 09/30/98, collateralized by $3,000
   U.S. Treasury Notes 6.00% due 08/15/00,
   market value $3,578 and $5,000 U.S. Treasury
   Notes 6.25% due 05/31/99, market value
   $5,305 and $1,000 U.S. Treasury Notes 6.25%
   due 04/30/01, market value $998) ...................     9,700       9,700
With PaineWebber 5.30% 10/01/98 (dated
   09/30/98, collateralized by $10,000 U.S.
   Treasury Notes 4.50% due 09/30/00,
   market value $10,229) ..............................    10,000      10,000
                                                                 ------------
Total Repurchase Agreements (cost $31,000) ............                31,000
                                                                 ------------

                                                                       MARKET
                                                                        VALUE
                                                                       ------

TOTAL MARKET VALUE OF SECURITIES - 101.32%
   (COST $1,721,918) .........................................     $1,574,090
LIABILITIES NET OF RECEIVABLES & OTHER ASSETS - (1.32%) ......        (20,528)
                                                                 ------------
NET ASSETS APPLICABLE TO 190,587 SHARES
   OUTSTANDING - 100.00% .....................................     $1,553,562
                                                                 ============

NET ASSET VALUE - GROWTH PORTFOLIO A CLASS
   ($546,507 / 66,883 SHARES) ................................          $8.17
                                                                 ============
NET ASSET VALUE - GROWTH PORTFOLIO B CLASS
   ($884,889 / 108,732 SHARES) ...............................          $8.14
                                                                 ============
NET ASSET VALUE - GROWTH PORTFOLIO C CLASS
   ($74,033 / 9,090 SHARES) ..................................          $8.14
                                                                 ============
NET ASSET VALUE - GROWTH PORTFOLIO INSTITUTIONAL CLASS
   ($48,133 / 5,882 SHARES) ..................................          $8.18
                                                                 ============

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Capital shares (unlimited authorization-no par) ..............     $1,712,126
Undistributed net investment income ..........................          3,004
Accumulated net realized loss on investments .................        (13,740)
Net unrealized depreciation of investments ...................       (147,828)
                                                                 ------------
Total net assets .............................................     $1,553,562
                                                                 ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   GROWTH PORTFOLIO A CLASS
Net asset value A Class (A) ..................................          $8.17
Sales charge (4.75% of offering price or 5.02%
 of the amount invested per share)(B) ........................           0.41
                                                                 ------------
Offering price ...............................................          $8.58
                                                                 ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more. See notes to financial statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

10 for asset allocation

DELAWARE GROUP FOUNDATION FUNDS
BALANCED PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998

                                                         NUMBER OF     MARKET
                                                            SHARES      VALUE
                                                         ---------     ------
INVESTMENT COMPANIES - 98.47%
EQUITY FUNDS - 70.27%
Delaware Group Adviser Funds, Inc. -
   U.S. Growth Fund ...................................    44,523    $497,762
Delaware Group Equity Funds II, Inc. -
   Decatur Total Return Fund ..........................    28,892     494,913
Delaware Group Equity Funds V, Inc. -
   Small Cap Value Fund ...............................     6,286     150,358
Delaware Group Global & International Funds, Inc. -
   Emerging Markets Series ............................     7,596      43,603
Delaware Group Global & International Funds, Inc. -
   International Equity Series ........................    12,732     174,555
Voyageur Mutual Funds III, Inc. -
   Aggressive Growth Fund .............................     7,528     129,925
                                                                 ------------
                                                                    1,491,116
                                                                 ------------
FIXED INCOME FUNDS - 28.20%
Delaware Group Government Fund, Inc. -
   Government Income Series ...........................    37,659     300,518
Delaware Group Income Funds, Inc. -
   Delchester Fund ....................................    49,811     297,870
                                                                 ------------
                                                                      598,388
                                                                 ------------
Total Investment Companies
   (cost $2,265,735)                                                2,089,504
                                                                 ------------

                                                        PRINCIPAL
                                                           AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 4.15%
With Chase Manhattan 5.35% 10/01/98
   (dated 09/30/98, collateralized by $15,000
   U.S. Treasury Notes 5.375% due 01/31/00,
   market value $14,996 and $4,000 U.S.
   Treasury Notes 5.875% due 08/31/99,
   market value $4,253 and $13,000 U.S.
   Treasury Notes 6.75% due 04/30/00,
   market value $13,532) ..............................   $32,100      32,100
With J.P. Morgan Securities 5.25% 10/01/98
   (dated 09/30/98, collateralized by $10,000
   U.S. Treasury Notes 6.00% due 08/15/00,
   market value $10,158 and $15,000
   U.S. Treasury Notes 6.25% due 05/31/99,
   market value $15,059 and $3,000 U.S.
   Treasury Notes 6.25% due 04/30/01,
   market value $2,833) ...............................    27,500      27,500
With PaineWebber 5.30% 10/01/98 (dated
   09/30/98, collateralized by $29,000 U.S.
   Treasury Notes 4.50% due 09/30/00, market
   value $29,038) .....................................    28,400      28,400
                                                                 ------------
Total Repurchase Agreements (cost $88,000) ............                88,000
                                                                 ------------

                                                                       MARKET
                                                                        VALUE
                                                                       ------

TOTAL MARKET VALUE OF SECURITIES - 102.62%
   (COST $2,353,735) .........................................     $2,177,504
LIABILITIES NET OF RECEIVABLES & OTHER ASSETS - (2.62%) ......        (55,503)
                                                                 ------------
NET ASSETS APPLICABLE TO 260,841 SHARES
   OUTSTANDING - 100.00% .....................................     $2,122,001
                                                                 ============

NET ASSET VALUE - BALANCED PORTFOLIO A CLASS
   ($971,753 / 119,515 SHARES) ...............................          $8.13
                                                                 ============
NET ASSET VALUE - BALANCED PORTFOLIO B CLASS
   ($407,796 / 50,162 SHARES) ................................          $8.13
                                                                 ============
NET ASSET VALUE - BALANCED PORTFOLIO C CLASS
   ($694,215 / 85,233 SHARES) ................................          $8.14
                                                                 ============
NET ASSET VALUE - BALANCED PORTFOLIO INSTITUTIONAL CLASS
   ($48,237 / 5,931 SHARES) ..................................          $8.13
                                                                 ============

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Capital shares (unlimited authorization-no par) ..............     $2,300,701
Undistributed net investment income ..........................          4,091
Accumulated net realized loss on investments .................         (6,560)
Net unrealized depreciation of investments ...................       (176,231)
                                                                 ------------
Total net assets .............................................     $2,122,001
                                                                 ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   BALANCED PORTFOLIO A CLASS
Net asset value A Class (A) ..................................          $8.13
Sales charge (4.75% of offering price or 5.04%
 of the amount invested per share)(B) ........................           0.41
                                                                 ------------
Offering price ...............................................          $8.54
                                                                 ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How To Buy Shares in the current Prospectus for purchases of $50,000 or more. See notes to financial statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes
for asset allocation 11

DELAWARE GROUP FOUNDATION FUNDS
INCOME PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998

                                                         NUMBER OF     MARKET
                                                            SHARES      VALUE
                                                         ---------     ------
INVESTMENT COMPANIES - 96.59%
EQUITY FUNDS - 48.51%
Delaware Group Adviser Funds, Inc. -
   U.S. Growth Fund ...................................     9,284    $103,791
Delaware Group Equity Funds II, Inc. -
   Decatur Total Return Fund ..........................     6,021     103,133
Delaware Group Equity Funds V, Inc. -
   Small Cap Value Fund ...............................       621      14,856
Delaware Group Global & International Funds, Inc. -
   International Equity Series ........................     2,234      30,629
Delaware Pooled Trust, Inc. -
   The Real Estate Investment Trust Portfolio .........     1,046      13,977
Voyageur Mutual Funds III, Inc. -
   Aggressive Growth Fund .............................     1,324      22,858
                                                                 ------------
                                                                      289,244
                                                                 ------------
FIXED INCOME FUNDS - 48.08%
Delaware Group Government Fund, Inc. -
   Government Income Series ...........................    18,057     144,098
Delaware Group Income Funds, Inc. -
   Delchester Fund ....................................    23,836     142,538
                                                                 ------------
                                                                      286,636
                                                                 ------------
Total Investment Companies (cost $606,449) ............               575,880
                                                                 ------------

                                                        PRINCIPAL
                                                           AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 3.52%
With Chase Manhattan 5.35% 10/01/98 (dated
   09/30/98, collateralized by $3,000 U.S.
   Treasury Notes 5.375% due 01/31/00,
   market value $3,579 and $1,000 U.S. Treasury
   Notes 5.875% due 08/31/99, market value
   $1,015 and $3,000 U.S. Treasury Notes 6.75%
   due 04/30/00, market value $3,229) .................    $7,660       7,660
With J.P. Morgan Securities 5.25% 10/01/98
   (dated 09/30/98, collateralized by $2,000
   U.S. Treasury Notes 6.00% due 08/15/00,
   market value $2,424 and $3,000 U.S. Treasury
   Notes 6.25% due 05/31/99, market value
   $3,594 and $1,000 U.S. Treasury Notes 6.25%
   due 04/30/01, market value $676) ...................     6,550       6,550
With PaineWebber 5.30% 10/01/98 (dated
   09/30/98, collateralized by $7,000 U.S.
   Treasury Notes 4.50% due 09/30/00, market
   value $6,929) ......................................     6,790       6,790
                                                                 ------------
Total Repurchase Agreements (cost $21,000) ............                21,000
                                                                 ------------

                                                                       MARKET
                                                                        VALUE
                                                                       ------

TOTAL MARKET VALUE OF SECURITIES - 100.11%
   (COST $627,449) ...........................................       $596,880
LIABILITIES NET OF RECEIVABLES & OTHER ASSETS - (0.11%) ......           (694)
                                                                 ------------
NET ASSETS APPLICABLE TO 71,936 SHARES
   OUTSTANDING - 100.00% .....................................       $596,186
                                                                 ============

NET ASSET VALUE - INCOME PORTFOLIO A CLASS
   ($398,032 / 48,027 SHARES) ................................          $8.29
                                                                 ============
NET ASSET VALUE - INCOME PORTFOLIO B CLASS
   ($25,614 / 3,088 SHARES) ..................................          $8.29
                                                                 ============
NET ASSET VALUE - INCOME PORTFOLIO C CLASS
   ($123,084 / 14,849 SHARES) ................................          $8.29
                                                                 ============
NET ASSET VALUE - INCOME PORTFOLIO INSTITUTIONAL CLASS
   ($49,456 / 5,972 SHARES) ..................................          $8.28
                                                                 ============

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Capital shares (unlimited authorization-no par) ..............       $623,083
Undistributed net investment income ..........................          3,078
Accumulated net realized gain on investments .................            594
Net unrealized depreciation of investments ...................        (30,569)
                                                                 ------------
Total net assets .............................................       $596,186
                                                                 ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   INCOME PORTFOLIO A CLASS
Net asset value A Class (A) ..................................          $8.29
Sales charge (4.75% of offering price or 4.95%
 of the amount invested per share)(B) ........................           0.41
                                                                 ------------
Offering price ...............................................          $8.70
                                                                 ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more. See notes to financial statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

12 for asset allocation

DELAWARE GROUP FOUNDATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                           GROWTH      BALANCED        INCOME
                                                        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                       ----------    ----------     ---------
ASSETS:
Investments at market                                  $1,574,090    $2,177,504      $596,880
Dividends and interest receivable                               4            13             3
Deferred organization costs                                19,759        19,759        19,759
Subscriptions receivable                                    6,900         1,388            15
Prepaid and other assets                                   35,129        35,129        36,819
                                                       ----------    ----------    ----------
   Total assets                                         1,635,882     2,233,793       653,476
                                                       ----------    ----------    ----------

LIABILITIES:
Liquidations payable                                           --        10,157            --
Other accounts payable and accrued expenses                82,320       101,635        57,290
                                                       ----------    ----------    ----------
   Total liabilities                                       82,320       111,792        57,290
                                                       ----------    ----------    ----------

TOTAL NET ASSETS                                       $1,553,562    $2,122,001      $596,186
                                                       ==========    ==========    ==========
Investments at cost                                    $1,721,918    $2,353,735      $627,449
                                                       ==========    ==========    ==========

                             See accompanying notes
for asset allocation 13

DELAWARE GROUP FOUNDATION FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD DECEMBER 31, 1997* TO SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                           GROWTH    BALANCED      INCOME
                                                        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                        ---------   ---------   ---------

INVESTMENT INCOME:
Interest .............................................       $868      $1,737        $804
Dividends ............................................      8,348      17,888      10,466
                                                        ---------   ---------   ---------
                                                            9,216      19,625      11,270
                                                        ---------   ---------   ---------

EXPENSES:
Management fees ......................................        522         623         244
Custodian fees .......................................        240         250         190
Dividend disbursing and transfer agent
 fees and expenses ...................................      4,493       5,484       1,938
Distribution expenses ................................      3,167       4,179         714
Registration fees ....................................     50,893      54,640      57,681
Reports and statements to shareholders ...............      8,928       8,833       9,899
Accounting and administration fees ...................        204         244          96
Professional fees ....................................      4,493       4,586       5,812
Directors' fees ......................................        370         370         370
Taxes (other than taxes on income) ...................        213         216         211
Amortization of organization expenses ................      3,458       3,458       3,458
Other ................................................        216         210         145
                                                        ---------   ---------   ---------
                                                           77,197      83,093      80,758
Less expenses absorbed by Delaware
 Management Company ..................................    (70,985)    (75,473)    (78,684)
                                                        ---------   ---------   ---------
Total expenses .......................................      6,212       7,620       2,074
                                                        ---------   ---------   ---------
NET INVESTMENT INCOME ................................      3,004      12,005       9,196
                                                        ---------   ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Capital gain distributions from investment
 companies ...........................................      1,651       1,204         413
Net realized gain (loss) on investment
 transactions ........................................    (15,391)     (7,764)        181
Net change in unrealized appreciation/
 depreciation of investments .........................   (147,828)   (176,231)    (30,569)
                                                        ---------   ---------   ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ......   (161,568)   (182,791)    (29,975)
                                                        ---------   ---------   ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .  $(158,564)  $(170,786)   $(20,779)
                                                        =========   =========   =========

----------------------
*  Date of commencement of trading.

                             See accompanying notes

14 for asset allocation

DELAWARE GROUP FOUNDATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 31, 1997* TO SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                                           GROWTH    BALANCED      INCOME
                                                        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                       ----------  ----------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ...............................      $3,004     $12,005      $9,196
Net realized gain (loss) on investments .............     (13,740)    (6,560)         594
Net change in unrealized appreciation/
 depreciation of investments ........................    (147,828)   (176,231)    (30,569)
                                                       ----------  ----------   ---------
Net decrease in net assets resulting
 from operations ....................................    (158,564)   (170,786)    (20,779)
                                                       ----------  ----------   ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................          --      (4,474)     (4,448)
   B Class ..........................................          --      (1,113)       (224)
   C Class ..........................................          --      (1,914)       (679)
   Institutional Class ..............................          --        (413)       (767)
                                                       ----------  ----------   ---------
                                                               --      (7,914)     (6,118)
                                                       ----------  ----------   ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................     631,110   1,049,741     469,501
   B Class ..........................................     986,205     511,331      27,226
   C Class ..........................................      82,896     849,953     124,824
   Institutional Class ..............................      50,000      50,000      50,000
Net asset value of shares issued upon reinvestment
 of dividends from net investment income:
   A Class ..........................................          --       4,474       4,448
   B Class ..........................................          --       1,113          23
   C Class ..........................................          --       1,867         679
   Institutional Class ..............................          --         413         767
                                                       ----------  ----------   ---------
                                                        1,750,211   2,468,892     677,468
                                                       ----------  ----------   ---------
Cost of shares repurchased:
   A Class ..........................................     (35,100)    (21,365)    (54,264)
   B Class ..........................................      (2,495)    (66,282)         --
   C Class ..........................................        (490)    (80,544)       (121)
   Institutional Class ..............................          --          --          --
                                                        ---------   ---------   ---------
                                                          (38,085)   (168,191)    (54,385)
                                                       ----------  ----------   ---------
Increase in net assets derived from capital
 share transactions .................................   1,712,126   2,300,701     623,083
                                                       ----------  ----------   ---------
NET INCREASE IN NET ASSETS ..........................   1,553,562   2,122,001     596,186

NET ASSETS:
Beginning of period .................................         --           --          --
                                                       ----------  ----------   ---------
End of period .......................................  $1,553,562  $2,122,001    $596,186
                                                       =========-  ==========   =========

----------------------
* Date of commencement of trading.

                             See accompanying notes
                                                         for asset allocation 15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                                                                   GROWTH
                                                               GROWTH           GROWTH            GROWTH        PORTFOLIO
                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO    INSTITUTIONAL
                                                              A CLASS          B CLASS           C CLASS            CLASS
                                                          -----------      -----------       -----------      -----------
                                                          12/31/97(1)      12/31/97(1)       12/31/97(1)      12/31/97(1)
                                                                   to               to                to               to
                                                              9/30/98          9/30/98           9/30/98          9/30/98

Net asset value, beginning of period ...................       $8.500           $8.500            $8.500           $8.500

Income from investment operations:
   Net investment income(2) ............................        0.062            0.014             0.013            0.078
   Net realized and unrealized loss on investments .....       (0.392)          (0.374)           (0.373)          (0.398)
                                                             --------         --------          --------         --------
   Total from investment operations ....................       (0.330)          (0.360)           (0.360)          (0.320)
                                                             --------         --------          --------         --------
Net asset value, end of period .........................       $8.170           $8.140            $8.140           $8.180
                                                             ========         ========          ========         ========

Total return(3) ........................................        (3.88%)          (4.24%)           (4.24%)          (3.77%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............         $547             $885               $74              $48
   Ratio of expenses to average net assets .............         0.80%            1.55%             1.55%            0.55%
   Ratio of expenses to average net assets
    prior to expense limitation ........................        14.36%           15.11%            15.11%           14.11%
   Ratio of net investment income to average
    net assets .........................................         0.96%            0.21%             0.21%            1.21%
   Ratio of net investment loss to average
    net assets prior to expense limitation .............        12.60%)         (13.35%)          (13.35%)         (12.35%)
   Portfolio turnover ..................................           77%              77%               77%              77%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

16 for asset allocation

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                                                                 BALANCED
                                                             BALANCED         BALANCED          BALANCED        PORTFOLIO
                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO    INSTITUTIONAL
                                                              A CLASS          B CLASS           C CLASS            CLASS
                                                          -----------      -----------       -----------      -----------
                                                          12/31/97(1)      12/31/97(1)       12/31/97(1)      12/31/97(1)
                                                                   to               to                to               to
                                                              9/30/98          9/30/98           9/30/98          9/30/98

Net asset value, beginning of period .................         $8.500           $8.500            $8.500           $8.500

Income from investment operations:
   Net investment income(2) ..........................          0.153            0.104             0.104            0.169
   Net realized and unrealized loss
    on investments ...................................         (0.463)          (0.444)           (0.434)          (0.469)
                                                             --------         --------          --------         --------
   Total from investment operations ..................         (0.310)          (0.340)           (0.330)          (0.300)
                                                             --------         --------          --------         --------

Less dividends and distributions:
   Dividends from net investment income ..............         (0.060)          (0.030)           (0.030)          (0.070)
                                                             --------         --------          --------         --------
   Total dividends and distributions .................         (0.060)          (0.030)           (0.030)          (0.070)
                                                             --------         --------          --------         --------
Net asset value, end of period .......................         $8.130           $8.130            $8.140           $8.130
                                                             --------         --------          --------         --------

Total return(3) ......................................          (3.68%)          (4.02%)           (3.90%)          (3.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........           $972             $408              $694              $48
   Ratio of expenses to average net assets ...........           0.80%            1.55%             1.55%            0.55%
   Ratio of expenses to average net assets
    prior to expense limitation ......................          12.87%           13.62%            13.62%           12.62%
   Ratio of net investment income to average
    net assets .......................................           2.34%            1.59%             1.59%            2.59%
   Ratio of net investment loss to average
    net assets prior to expense limitation ...........          (9.73%)         (10.48%)          (10.48%)          (9.48%)
   Portfolio turnover ................................             73%              73%               73%              73%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
for asset allocation 17

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                                                                   INCOME
                                                               INCOME           INCOME            INCOME        PORTFOLIO
                                                            PORTFOLIO        PORTFOLIO         PORTFOLIO    INSTITUTIONAL
                                                              A CLASS          B CLASS           C CLASS            CLASS
                                                          -----------      -----------       -----------      -----------
                                                          12/31/97(1)      12/31/97(1)       12/31/97(1)      12/31/97(1)
                                                                   to               to                to               to
                                                              9/30/98          9/30/98           9/30/98          9/30/98

Net asset value, beginning of period .................         $8.500           $8.500            $8.500           $8.500

Income from investment operations:
   Net investment income(2) ..........................          0.250            0.201             0.204            0.266
   Net realized and unrealized loss
    on investments ...................................         (0.350)          (0.331)           (0.334)          (0.356)
                                                             --------         --------          --------         --------
   Total from investment operations ..................         (0.100)          (0.130)           (0.130)          (0.090)
                                                             --------         --------          --------         --------

Less dividends and distributions:
   Dividends from net investment income ..............         (0.110)          (0.080)           (0.080)          (0.130)
                                                             --------         --------          --------         --------
   Total dividends and distributions .................         (0.110)          (0.080)           (0.080)          (0.130)
                                                             --------         --------          --------         --------
Net asset value, end of period .......................         $8.290           $8.290            $8.290           $8.280
                                                             ========         ========          ========         ========

Total return(3) ......................................          (1.21%)          (1.56%)           (1.56%)          (1.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........           $398              $26              $123              $49
   Ratio of expenses to average net assets ...........           0.80%            1.55%             1.55%            0.55%
   Ratio of expenses to average net assets
    prior to expense limitation ......................          32.95%           33.70%            33.70%           32.70%
   Ratio of net investment income to
    average net assets ...............................           3.80%            3.05%             3.05%            4.05%
   Ratio of net investment loss to average net
    assets prior to expense limitation ...............         (28.35%)         (29.10%)          (29.10%)         (28.10%)
   Portfolio turnover ................................             81%              81%               81%              81%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

18 for asset allocation

DELAWARE GROUP FOUNDATION FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
Delaware Group Foundation Funds (the "Trust") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Delaware business trust under a Certificate of Trust dated October 24, 1997 and offers three portfolios: the Growth Portfolio, the Balanced Portfolio and the Income Portfolio (individually a "Portfolio" and collectively, the "Portfolios"). Each portfolio of the Trust is diversified, as defined by the 1940 Act, and offers four classes of shares. Class A carries a front-end sales charge which was raised from 4.75% to 5.75% as of November 2, 1998. Class B carries a back-end deferred sales charge, Class C carries a level load deferred sales charge and the Institutional Class has no sales charge. The Portfolios will invest in open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of each Portfolio is as follows:

Growth Portfolio: To seek long-term capital growth.

Balanced Portfolio: To seek capital appreciation with current income as a secondary objective.

Income Portfolio: To seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation - The market value of the Portfolios' investments in the Underlying Funds is based on the published net asset value of each share of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange on days when the Exchange is open.

Federal Income Taxes - Each Portfolio intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios' on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Portfolios may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Portfolio declares and pays distributions, if any, from net realized gain on investment transactions annually, and from net investment income as follows: the Income Portfolio and the Balanced Portfolio, quarterly and the Growth Portfolio annually.

Certain expenses of the Portfolios are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Portfolios' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Portfolio pays Delaware Management Company (DMC), the Investment Manager of each Portfolio, an annual asset allocation fee which is calculated at the rate of 0.25% (currently waived to 0.10%) of each of the Portfolios' average daily net assets.

DMC has elected to waive its fees and reimburse each Portfolio to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 0.55% of average daily net assets of the Portfolios through June 30, 1999.

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On September 30, 1998, the Portfolios had payables to DMC and affiliates as follows:

                                       GROWTH         BALANCE        INCOME
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ---------      ---------      ---------
                                       $31,162        $24,132        $10,814

Pursuant to the Distribution Agreement, the Portfolios pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the period ended September 30, 1998, DDLP earned commissions on sales of the A Class shares for each Portfolio as follows:

                                       GROWTH         BALANCE        INCOME
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ---------      ---------      ---------
                                       $1,313         $3,333          $192

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Portfolios. These officers, directors and employees are paid no compensation by the Portfolios.

                                                         for asset allocation 19

--------------------------------------------------------------------------------
3. Investments
During the period ended September 30, 1998, the Portfolios' made purchases and sales of investment securities, including shares of the Underlying Funds, other than U.S. government securities and temporary cash investments as follows:

                                       GROWTH         BALANCE        INCOME
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ---------      ---------      ---------
Purchases ........................   $2,127,498     $2,764,542      $800,779
Sales ............................      421,190        491,044       194,510

At September 30, 1998, the aggregate cost of securities and unrealized appreciation and (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                       GROWTH         BALANCE        INCOME
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ---------      ---------      ---------
Cost of investments ..............   $1,745,236     $2,371,874     $  629,145
                                     ==========     ==========     ==========
Aggregate unrealized
  appreciation ...................       $2,051         $8,040         $3,912
Aggregate unrealized
  depreciation ...................     (173,197)      (202,409)       (36,177)
                                     ----------     ----------     ----------
Net unrealized appreciation
  (depreciation) .................   $ (171,146)    $ (194,369)    $  (32,265)
                                     ==========     ==========     ==========


4. Capital Stock
Transactions in capital stock shares were as follows:

                                       GROWTH         BALANCE        INCOME
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ---------      ---------      ---------
                                      12/31/97*      12/31/97*      12/31/97*
                                         to             to             to
                                       9/30/98        9/30/98        9/30/98
Shares sold:
   A Class ........................     70,740        121,481         53,642
   B Class ........................    109,008         57,342          3,085
   C Class ........................      9,145         95,236         14,782
   Institutional Class ............      5,882          5,882          5,882

Shares issued upon reinvestment
   of dividends from net
   investment income:
   A Class ........................         --            540             523
   B Class ........................         --            133               3
   C Class ........................         --            222              81
   Institutional Class ............         --             49              90
                                     ---------      ---------       ---------
                                       194,775        280,885          78,088
                                     ---------      ---------       ---------

Shares redeemed:
   A Class ........................     (3,857)        (2,506)         (6,138)
   B Class ........................       (276)        (7,313)             --
   C Class ........................        (55)       (10,225)            (14)
   Institutional Class ............         --             --              --
                                     ---------      ---------       ---------
                                        (4,188)       (20,044)         (6,152)
                                     ---------      ---------       ---------

Net increase ......................    190,587        260,841          71,936
                                     =========      =========       =========
----------------------
*  Date of commencement of trading.

for asset
allocation
   20

DELAWARE GROUP FOUNDATION FUNDS
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP FOUNDATION FUNDS

We have audited the accompanying statements of net assets and the statements of assets and liabilities, of Delaware Group Foundation Funds (the "Trust") (comprised of the Growth, Balanced and Income Portfolios) as of September 30, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period December 31, 1997 (commencement of operations) through September 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Delaware Group Foundation Funds at September 30, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP
                                                       ---------------------
                                                       Ernst & Young LLP

Philadelphia, Pennsylvania
October 30, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF FOUNDATION FUNDS SHAREHOLDERS, BUT IT MAY BE used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Portfolio. You should read the prospectus carefully before you invest. Summary investment results are documented in each Portfolio's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

                                                                       directors
                                                                      & officers
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Foundation Funds Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(1209)
AR-444[9/98]TKO11/98